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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): October 30, 1998



                              THE BANC CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)



      0-25033                                             63-1201350
(Commission File No.)                       (I.R.S. Employer Identification No.)


                              17 North 20th Street
                           Birmingham, Alabama 35203
                    (Address of Principal Executive Offices)


                                 (205) 326-2265
              (Registrant's Telephone Number, Including Area Code)


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Item 2.  Acquisition or Disposition of Assets

     On November 6, 1998, the Corporation, through its subsidiary The Bank, an Alabama banking corporation, completed the acquisition of Commerce Bank of Alabama, an Alabama banking corporation ("Commerce"), through a merger of Commerce with and into The Bank. Pursuant to the Third Amended and Restated Reorganization Agreement and Plan of Merger among the parties, The Bank is the surviving corporation of the merger. The Commerce shareholders received approximately 2.335 shares of Corporation Common Stock, par value $.001 per share, for each share of Common Stock of Commerce held by them. The former Commerce shareholders received approximately 1,536,615 shares of Corporation Common Stock. The transaction was accounted for as a pooling of interests.

     On October 30, 1998, The Banc Corporation, a Delaware corporation and registered bank holding company (the "Corporation"), consummated the merger of City National Corporation, an Alabama bank holding company ("City National"), with and into the Corporation. City National bank subsidiary, City National Bank of Sylacauga, was merged with and into The Bank, a subsidiary of the Corporation. Pursuant to the Second Amended and Restated Reorganization Agreement and Plan of Merger among the parties, City National shareholders received approximately 74.538 shares of Corporation Common Stock, par value $.001 per share, for each share of Common Stock of City National held by them. The former City National shareholders received approximately 2,000,000 shares of Corporation Common Stock. The transaction was accounted for as a pooling of interests.

     On October 30, 1998, the Corporation consummated the merger of First Citizens Bancorp, Inc., an Alabama bank holding company ("First Citizens"),
with and into the Corporation.   First Citizens subsidiary bank, First Citizens
Bank of Monroe County was merged with and into The Bank. Pursuant to the Third Amended and Restated Reorganization Agreement and Plan of Merger among the parties, the First Citizens shareholders received approximately 8.291 shares of Corporation Common Stock, par value $.001 per share, for each share of Common Stock of First Citizens held by them. The former First Citizens shareholders
received approximately 663,243 shares of Corporation Common Stock.   The
transaction was accounted for as a pooling of interests.

     On October 16, 1998, the Corporation acquired Commercial Bancshares of Roanoke, Inc., a Delaware bank holding company ("CBS"), in exchange for $7.3 million in cash in a transaction accounted for as a purchase. Pursuant to the Agreement and Plan of Merger dated as of June 19, 1998, CBS was merged with and into the Corporation. Commercial Bank of Roanoke, the subsidiary bank of CBS, was merged with and into The Bank.


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Item 7.  Financial Statements and Exhibits.

     (a) Financial Statements of the Businesses Acquired.

     The required audited consolidated financial statements of City National, First Citizens and Commerce at December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997, were filed with the Corporation's Registration Statement on Form S-4 (Commission File No. 333-58493), as filed on October 9, 1998, and are hereby incorporated by reference herein. The required unaudited consolidated financial statements of City National, First Citizens and Commerce at September 30, 1998, and the period then ended, were filed with the Corporation's Registration Statement on Form S-1 (Commission File No. 333-67011) as filed on November 9, 1998, and are hereby incorporated by reference herein.

     (b) Pro Forma Financial Information.

     The required pro forma consolidated financial information for the year ended December 31, 1997 and at June 30, 1998, and the period then ended, were filed as part of the Corporation's Registration Statement on Form S-4 (Commission File No. 333-58493), as filed October 9, 1998, and for the year ended December 31, 1997 and at September 30, 1998, and the period then ended, were filed as part of the Corporation's Registration Statement on Form S-1 (Commission File No. 333-67011) as filed November 9, 1998, and are hereby incorporated by reference herein.

     (c) Exhibits:


EXHIBIT
  NO.                                  DESCRIPTION
  ---                                  -----------
 (2)-1   Third Amended and Restated Reorganization Agreement and Plan of
         Merger, dated as of April 6, 1998, by and among Warrior Capital
         Corporation, The Banc Corporation, the Bank and Commerce Bank of
         Alabama, filed as Exhibit (2)-1 to the Corporation's Registration
         Statement on Form S-4 (Registration No. 333-58493), is hereby incorporated herein by reference.

 (2)-2   Third Amended and Restated Reorganization Agreement and Plan of
         Merger, dated as of April 15, 1998, by and among Warrior Capital
         Corporation, The Banc Corporation and First Citizens Bancorp, filed as
         Exhibit (2)-2 to the Corporation's Registration Statement on Form S-4
         (Registration No. 333-58493), is hereby incorporated herein by reference.



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
EXHIBIT
  NO.                                  DESCRIPTION
  ---                                  -----------
 (2)-3   Second Amended and Restated Reorganization Agreement and Plan of
         Merger, dated as of June 16, 1998, by and among Warrior Capital
         Corporation, The Banc Corporation and City National Corporation, filed as Exhibit (2)-3 to the Corporation's Registration Statement on Form
         S-4 (Registration No. 333-58493), is hereby incorporated herein by reference.

 (2)-4 Agreement and Plan of Merger, dated as of June 19, 1998, by and among Warrior Capital Corporation, The Banc Corporation and Commercial
         Bancshares of Roanoke, Inc., filed as Exhibit (2)-4 to the Corporation's Registration Statement on Form S-4 (Registration No.
         333-58493), is hereby incorporated by reference herein.

(23)-1   Consent of Dudley, Hopton-Jones, Sims & Freeman, PLLP.

(23)-2   Consent of Dudley, Hopton-Jones, Sims & Freeman, PLLP.

(23)-3   Consent of Dudley, Hopton-Jones, Sims & Freeman, PLLP.

(23)-4   Consent of Mauldin & Jenkins.

(23)-5   Consent of Cochran Wheeler & Kennedy.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              THE BANC CORPORATION


                              By     /s/       JAMES A. TAYLOR, JR
                                ------------------------------------------
                                               James A. Taylor, Jr.
                                          Executive Vice President and
                                                 General Counsel

Dated: November 13, 1998


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